                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Eric T. Steigerwalt
         Chairman of the Board, President and Chief Executive Officer
                                And a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint
Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A
       (SF 234 File No. 002-75533, Investors Choice, Capital Strategist,
       Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File
       No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987,
       Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File
       No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File
       No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685, Series VA File No. 333-176374, Series L-4 File
       No. 333-176666, Series C File No. 333-176668, Series VA-4 File
       No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514 and Marquis Portfolios File No. 333-179239),

    .  MetLife Investors USA Variable Life Account A
       (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A
       (SF 234 File No. 002-75533, Investors Choice, Capital Strategist,
       Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File
       No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987,
       Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File
       No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File
       No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685, Series VA File No. 333-176374, Series L-4 File
       No. 333-176666, Series C File No. 333-176668, Series VA-4 File
       No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514 and Marquis Portfolios File No. 333-179239),

    .  MetLife Investors USA Variable Life Account A
       (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 2012.

/s/ Lisa S. Kuklinski
--------------------------
Lisa S. Kuklinski

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Mark E. Rosenthal
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mark E. Rosenthal, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

    .  MetLife Investors USA Separate Account A
       (SF 234 File No. 002-75533, Investors Choice, Capital Strategist,
       Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File
       No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987,
       Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File
       No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File
       No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685, Series VA File No. 333-176374, Series L-4 File
       No. 333-176666, Series C File No. 333-176668, Series VA-4 File
       No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514 and Marquis Portfolios File No. 333-179239),

    .  MetLife Investors USA Variable Life Account A
       (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2012.

/s/ Mark E. Rosenthal
--------------------------
Mark E. Rosenthal

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Myra L. Saul, and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   .   MetLife Investors USA Separate Account A

       (SF 234 File No. 002-75533, Investors Choice, Capital Strategist,
       Imprint and Strive VA File No. 033-07094, SF 101 File No. 033-28623, Flexible Bonus, Retirement Companion and Smart Choice File
       No. 033-37128, Sunshine SF 236 File No. 033-47984, SecurAnnuity (CLICO) File No. 033-61370, Ultimate Annuity FSL 224 File No. 333-07987,
       Flexible Value SF 230 File No. 333-09221,Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File
       No. 333-54470, Series C File No. 333-60174, Foresight SF 137 File
       No. 333-79625, Vintage L and Vintage XC File No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S -
       L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685, Series VA File No. 333-176374, Series L-4 File
       No. 333-176666, Series C File No. 333-176668, Series VA-4 File
       No. 333-176676, Series S & Series S-L Share Option File No. 333-176698, Series O File No. 333-178514 and Marquis Portfolios File No. 333-179239),

   .   MetLife Investors USA Variable Life Account A
       (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2012.

/s/ Peter M. Carlson
-------------------------
Peter M. Carlson